                                                                    ------------
CITY NATIONAL BANK                                                  Exhibit 10.3
                                                                    ------------
                           CHANGE IN TERMS AGREEMENT

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Principal          Loan Date       Maturity      Loan No.    Cell/Call    Account   Officer   Initials
$4,000,000.00      01-29-2002     04-01-2003      38058                   648112     SST
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
   References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
          Any item above containing "* * *" has been omitted due to text length limitations.
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
Borrower: DAILY JOURNAL CORPORATION, A SOUTH      Lender: City National Bank, NA
          CAROLINA CORPORATION                            Downtown Los Angeles Commercial Banking Center
          SUSTAIN TECHNOLOGIES, INC., A VIRGINIA          #034000-01
          CORPORATION                                     633 West Fifth Street, Tenth Floor
          915 EAST 1ST STREET                             Los Angeles, CA 90071
          LOS ANGELES, CA 90012
=========================================================================================================

Principal Amount: $4,000,000.00       Initial Rate: 4.500%        Date of Agreement: January 29, 2002

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note ("Note") dated January 2, 2001, in favor of City National Bank, NA ("Lender"), executed by Daily Journal Corporation, a South Carolina corporation and Sustain Technologies, Inc., a Virginia corporation ("Borrower") in the original principal amount of $4,000,000.00, payable in full on January 31, 2002, subject to any instalment maturities in the Note. The principal balance on the Note as of January 29, 2002 is $00.00.

DESCRIPTION OF CHANGE IN TERMS. Maturity date of the Note is hereby extended to April 1, 2003.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

BORROWER:


DAILY JOURNAL CORPORATION, A SOUTH CAROLINA CORPORATION

By:  /s/ Gerald L. Salzman
     ----------------------------------------------
     GERALD L. SALZMAN, Pres./CFO/Treasurer/Sec. of
     DAILY JOURNAL CORPORATION, A SOUTH
     CAROLINA CORPORATION


SUSTAIN TECHNOLOGIES, INC., A VIRGINIA CORPORATION

By:  /s/ Gerald L. Salzman
     ----------------------------------------------
     GERALD L. SALZMAN, Secretary of SUSTAIN
     TECHNOLOGIES, INC., A VIRGINIA CORPORATION